UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

MONSTER WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 351-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) (i) At the 2014 Annual Meeting of Stockholders of Monster Worldwide, Inc. (the “Company”) held on June 3, 2014, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Monster Worldwide, Inc. Amended and Restated 2008 Equity Incentive Plan (the “Equity Plan”). The amendment and restatement of the Equity Plan, among other things, increased the number of shares of common stock available for grant under the plan by 3,000,000 shares. The Board had previously adopted the Equity Plan, subject to stockholder approval, on April 22, 2014. A description of the Equity Plan and the amendments made thereto is included as part of Proposal No. 3 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2014 (the “Proxy Statement”). The description of the Equity Plan contained in the Proxy Statement is qualified in its entirety by the full text of the Equity Plan, which is filed as Exhibit A to the Proxy Statement and incorporated herein by reference.

(ii) At the Company’s 2014 Annual Meeting of Stockholders held on June 3, 2014, the Company’s stockholders, upon the recommendation of the Company’s Board, approved the Monster Worldwide, Inc. Second Amended and Restated Executive Incentive Plan (the “Incentive Plan”). The Board had previously adopted the Incentive Plan, subject to stockholder approval, on April 22, 2014. A description of the Incentive Plan and the amendments made thereto is included as part of Proposal No. 4 in the Proxy Statement. The description of the Incentive Plan contained in the Proxy Statement is qualified in its entirety by the full text of the Incentive Plan, which is filed as Exhibit B to the Proxy Statement and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2014 Annual Meeting of Stockholders was held on June 3, 2014. The following proposals were submitted to stockholders at the meeting.

Proposal No. 1 – Election of Directors

Under Proposal No. 1, each of the following six nominees for director was elected to serve a one-year term expiring at the Company’s 2015 Annual Meeting of Stockholders. The voting results for Proposal No. 1 were as follows:

	FOR	AGAINST	BROKER NON-VOTES
Salvatore Iannuzzi	61,046,400	3,971,832	16,404,541
John Gaulding	61,033,931	3,984,301	16,404,541
Edmund P. Giambastiani, Jr.	62,829,935	2,188,297	16,404,541
Jeffrey F. Rayport	61,873,399	3,144,833	16,404,541
Roberto Tunioli	63,026,799	1,991,433	16,404,541
Timothy T. Yates	61,195,798	3,822,434	16,404,541

Proposal No. 2 – Ratification of Appointment of BDO USA, LLP as Independent Registered Public Accounting Firm

The voting results for Proposal No. 2 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,630,298	711,541	80,934	(0)

Proposal No. 3 – Approval of the Monster Worldwide, Inc. Amended and Restated 2008 Equity Incentive Plan

The voting results for Proposal No. 3 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,963,982	25,302,292	2,751,958	16,404,541

Proposal No. 4 – Approval of the Monster Worldwide, Inc. Second Amended and Restated Executive Incentive Plan

The voting results for Proposal No. 4 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,292,614	2,472,981	252,637	16,404,541

Proposal No. 5 – Advisory Vote to Approve Named Executive Officer Compensation

The voting results for Proposal No. 5 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,931,176	38,291,082	2,795,974	16,404,541

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Monster Worldwide, Inc. Amended and Restated 2008 Equity Incentive Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2014 and incorporated herein by reference).

10.2	Monster Worldwide, Inc. Second Amended and Restated Executive Incentive Plan (filed as Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2014 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, General Counsel and Secretary

Date: June 6, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Monster Worldwide, Inc. Amended and Restated 2008 Equity Incentive Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2014 and incorporated herein by reference).

10.2	Monster Worldwide, Inc. Second Amended and Restated Executive Incentive Plan (filed as Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2014 and incorporated herein by reference).